Exhibit 99.2

Q2 2022 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2022 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Quarterly Report on Form 10-Q for the three months ended June 30, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is a real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President and Chief Operating Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Finance & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Kevin M. Fennell

Senior Vice President, Capital Markets & Credit Risk

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Denise Brooks-Williams

Michael A. Coke

David M. Jacobstein

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Waters

Company Contact Information

Michael Caruso
SVP, Corporate Finance & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Financial Summary
Investment in rental property	$4,594,776	$4,431,929	$4,234,544	$4,110,958	$3,954,597
Less accumulated depreciation	(479,952)	(454,122)	(430,141)	(407,354)	(390,236)
Investment in rental property, net	4,114,824	3,977,807	3,804,403	3,703,604	3,564,361
Cash and cash equivalents	16,813	54,103	21,669	16,182	78,987
Restricted cash	12,163	11,444	6,100	3,895	8,021
Total assets	4,979,442	4,852,520	4,618,648	4,501,972	4,423,611
Unsecured revolving credit facility	320,657	266,118	102,000	—	—
Mortgage, net	95,453	96,141	96,846	97,530	105,748
Unsecured term loans, net	587,098	586,884	646,671	646,458	910,994
Senior unsecured notes, net	844,178	843,990	843,801	843,665	472,637
Total liabilities	2,012,800	1,961,200	1,877,510	1,785,847	1,700,103
Total Broadstone Net Lease, Inc. stockholders' equity	2,798,690	2,724,641	2,577,292	2,552,004	2,554,653
Total equity (book value)	2,966,642	2,891,320	2,741,138	2,716,125	2,723,508

Revenues	98,013	93,841	92,642	122,777	84,759
General and administrative - other	7,907	7,899	7,501	7,628	7,704
Stock based compensation	1,381	929	1,025	924	951
General and administrative	9,288	8,828	8,526	8,552	8,655
Total operating expenses	50,875	48,162	46,649	76,065	44,452
Interest expense	17,888	16,896	16,997	15,611	15,430
Net income	35,552	28,441	32,226	30,522	22,820
Net earnings per common share, diluted	$0.20	$0.16	$0.19	$0.18	$0.14

FFO	68,340	61,504	62,152	91,947	50,184
FFO per share, diluted	$0.38	$0.35	$0.36	$0.54	$0.32
Core FFO	65,986	64,076	62,232	59,769	55,816
Core FFO per share, diluted	$0.37	$0.37	$0.36	$0.35	$0.35
AFFO	62,804	60,401	58,692	55,836	52,024
AFFO per share, diluted	$0.35	$0.35	$0.34	$0.33	$0.33

Net cash provided by operating activities	58,855	59,104	57,619	88,303	47,235
Net cash used in investing activities	(172,293)	(207,678)	(133,925)	(205,667)	(175,051)
Net cash provided by financing activities	76,867	186,352	83,998	50,433	196,474
Distributions declared	49,507	48,115	45,857	43,423	43,484
Distributions declared per diluted share	$0.270	$0.265	$0.265	$0.255	$0.255

Portfolio Metrics
Properties	764	752	726	696	684
Rentable square feet	34.4M	32.8M	32.2M	31.4M	30.2M
Occupancy	99.8%	99.8%	99.8%	99.8%	99.7%
Weighted average remaining lease term (years)	10.6	10.5	10.5	10.6	10.4

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Assets
Accounted for using the operating method:
Land	$731,208	$709,962	$655,374	$616,917	$597,779
Land improvements	320,513	300,300	295,329	291,045	291,981
Buildings and improvements	3,503,478	3,381,990	3,242,618	3,161,728	3,023,490
Equipment	10,422	10,422	11,870	11,870	11,870
Total accounted for using the operating method	4,565,621	4,402,674	4,205,191	4,081,560	3,925,120
Less accumulated depreciation	(479,952)	(454,122)	(430,141)	(407,354)	(390,236)
Accounted for using the operating method, net	4,085,669	3,948,552	3,775,050	3,674,206	3,534,884
Accounted for using the direct financing method	28,584	28,684	28,782	28,830	28,911
Accounted for using the sales-type method	571	571	571	568	566
Investment in rental property, net	4,114,824	3,977,807	3,804,403	3,703,604	3,564,361
Cash and cash equivalents	16,813	54,103	21,669	16,182	78,987
Accrued rental income	124,297	120,117	116,874	112,163	109,278
Tenant and other receivables, net	2,069	1,160	1,310	940	618
Prepaid expenses and other assets	22,916	22,525	17,275	13,819	18,846
Interest rate swap, assets	26,562	8,944	—	—	—
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	316,119	311,277	303,642	301,046	296,134
Debt issuance costs – unsecured revolving credit facility, net	6,956	7,427	4,065	4,658	5,250
Leasing fees, net	9,117	9,391	9,641	9,791	10,368
Total assets	$4,979,442	$4,852,520	$4,618,648	$4,501,972	$4,423,611
Liabilities and equity
Unsecured revolving credit facility	$320,657	$266,118	$102,000	$—	$—
Mortgages, net	95,453	96,141	96,846	97,530	105,748
Unsecured term loans, net	587,098	586,884	646,671	646,458	910,994
Senior unsecured notes, net	844,178	843,990	843,801	843,665	472,637
Interest rate swap, liabilities	—	1,154	27,171	36,196	46,335
Earnout liability	—	—	—	—	10,063
Accounts payable and other liabilities	42,923	40,611	38,038	35,732	32,279
Dividends payable	49,541	47,682	45,914	43,874	43,184
Accrued interest payable	6,086	9,845	6,473	9,895	3,885
Intangible lease liabilities, net	66,864	68,775	70,596	72,497	74,978
Total liabilities	2,012,800	1,961,200	1,877,510	1,785,847	1,700,103
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	43	42	41	40	40
Additional paid-in capital	3,125,377	3,056,560	2,924,168	2,895,219	2,890,131
Cumulative distributions in excess of retained earnings	(350,127)	(336,988)	(318,476)	(305,665)	(293,622)
Accumulated other comprehensive loss	23,397	5,027	(28,441)	(37,590)	(41,896)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,798,690	2,724,641	2,577,292	2,552,004	2,554,653
Non-controlling interests	167,952	166,679	163,846	164,121	168,855
Total equity	2,966,642	2,891,320	2,741,138	2,716,125	2,723,508
Total liabilities and equity	$4,979,442	$4,852,520	$4,618,648	$4,501,972	$4,423,611

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Lease revenues, net	$98,013	$93,841	$92,642	$122,777	$84,759
Operating expenses
Depreciation and amortization	35,511	34,290	33,476	36,682	31,225
Property and operating expense	4,696	5,044	4,440	4,842	4,572
General and administrative	9,288	8,828	8,526	8,552	8,655
Provision for impairment of investment in rental properties	1,380	—	207	25,989	—
Total operating expenses	50,875	48,162	46,649	76,065	44,452
Other income (expenses)
Interest income	—	—	6	—	6
Interest expense	(17,888)	(16,896)	(16,997)	(15,611)	(15,430)
Cost of debt extinguishment	—	—	—	(242)	—
Gain on sale of real estate	4,071	1,196	3,732	1,220	3,838
Income taxes	(401)	(412)	(457)	(473)	(301)
Change in fair value of earnout liability	—	—	—	(1,059)	(5,604)
Other income (expenses)	2,632	(1,126)	(51)	(25)	4
Net income	35,552	28,441	32,226	30,522	22,820
Net income attributable to non-controlling interests	(2,036)	(1,683)	(1,935)	(1,824)	(1,606)
Net income attributable to Broadstone Net Lease, Inc.	$33,516	$26,758	$30,291	$28,698	$21,214

Weighted average number of common shares outstanding
Basic[1]	169,555	163,809	161,545	159,226	146,119
Diluted[1]	180,256	174,288	172,094	169,587	157,430
Net earnings per common share[2]
Basic and diluted	$0.20	$0.16	$0.19	$0.18	$0.14

1 Excludes 377,407, 370,539, 373,678, 378,244, and 386,772, weighted average shares of unvested restricted common stock for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

2 Excludes $0.1 million from the numerator for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income	$35,552	$28,441	$32,226	$30,522	$22,820
Real property depreciation and amortization	35,479	34,259	33,451	36,656	31,202
Gain on sale of real estate	(4,071)	(1,196)	(3,732)	(1,220)	(3,838)
Provision for impairment of investment in rental properties	1,380	—	207	25,989	—
FFO	$68,340	$61,504	$62,152	$91,947	$50,184
Net write-offs of accrued rental income	—	1,326	—	1,496	—
Lease termination fee	—	—	—	(35,000)	—
Cost of debt extinguishment	—	—	—	242	—
Severance	278	120	29	—	32
Change in fair value of earnout liability	—	—	—	1,059	5,604
Other (income) expenses[1]	(2,632)	1,126	51	25	(4)
Core FFO	$65,986	$64,076	$62,232	$59,769	$55,816
Straight-line rent adjustment	(4,965)	(4,934)	(5,321)	(4,930)	(4,979)
Adjustment to provision for credit losses	(1)	—	(37)	—	—
Amortization of debt issuance costs	900	856	1,022	962	956
Amortization of net mortgage premiums	(25)	(27)	(26)	(34)	(37)
Loss (gain) on interest rate swaps and other non-cash interest expense	695	659	696	85	(42)
Amortization of lease intangibles	(1,167)	(1,158)	(899)	(940)	(641)
Stock-based compensation	1,381	929	1,025	924	951
AFFO	$62,804	$60,401	$58,692	$55,836	$52,024

Diluted weighted average shares outstanding[2]	180,256	174,288	172,094	169,587	157,430
Net earnings per diluted share[3]	$0.20	$0.16	$0.19	$0.18	$0.14
FFO per diluted share[3]	0.38	0.35	0.36	0.54	0.32
Core FFO per diluted share[3]	0.37	0.37	0.36	0.35	0.35
AFFO per diluted share[3]	0.35	0.35	0.34	0.33	0.33

1 Amount includes ($2.6) million and $1.1 million of unrealized and realized foreign exchange (gain) loss, primarily associated with our Canadian dollar denominated revolving borrowings for the three months ended June 30, 2022 and March 31, 2022.

2 Excludes 377,407, 370,539, 373,678, 378,244, and 386,772, weighted average shares of unvested restricted common stock for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

3 Excludes $0.1 million from the numerator for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income	$35,552	$28,441	$32,226	$30,522	$22,820
Depreciation and amortization	35,511	34,290	33,476	36,682	31,225
Interest expense	17,888	16,896	16,997	15,611	15,430
Income taxes	401	412	457	473	301
EBITDA	$89,352	$80,039	$83,156	$83,288	$69,776
Provision for impairment of investment in rental properties	1,380	—	207	25,989	—
Gain on sale of real estate	(4,071)	(1,196)	(3,732)	(1,220)	(3,838)
EBITDAre	$86,661	$78,843	$79,631	$108,057	$65,938
Adjustment for current quarter acquisition activity [1]	2,780	3,225	2,002	3,534	2,761
Adjustment for current quarter disposition activity [2]	(141)	(79)	(180)	(1,387)	(353)
Adjustment to exclude change in fair value of earnout liability	—	—	—	1,059	5,604
Adjustment to exclude net write-offs of accrued rental income	—	1,326	—	1,496	—
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	(2,632)	1,125	—	—	—
Adjustment to exclude cost of debt extinguishments	—	—	—	242	—
Adjustment to exclude lease termination fees	—	—	—	(35,000)	—
Adjusted EBITDAre	$86,668	$84,440	$81,453	$78,001	$73,950
General and administrative	9,288	8,825	8,523	8,537	8,650
Adjusted Net Operating Income ("NOI")	$95,956	$93,265	$89,976	$86,538	$82,600
Straight-line rental revenue, net	(5,616)	(5,456)	(5,611)	(5,789)	(5,245)
Other amortization and non-cash charges	(1,167)	(1,157)	(847)	(616)	(642)
Adjusted Cash NOI	$89,173	$86,652	$83,518	$80,133	$76,713
Annualized EBITDAre	$346,642	$315,375	$318,526	$432,221	$263,761
Annualized Adjusted EBITDAre	346,672	337,759	325,812	311,998	295,808
Annualized Adjusted NOI	383,830	373,060	359,904	346,145	330,410
Annualized Adjusted Cash NOI	356,701	346,606	334,072	320,524	306,863

1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Contractual rental amounts billed for operating leases	$87,505	$84,396	$81,482	$78,886	$75,011
Adjustment to recognize contractual operating lease billings on a straight- line basis	5,090	5,021	5,372	4,942	4,724
Net write-offs of accrued rental income	—	(1,326)	—	—	—
Variable rental amounts earned	291	186	433	130	114
Earned income from direct financing leases	721	723	725	726	728
Interest income from sales-type leases	15	14	15	14	15
Operating expenses billed to tenants	4,263	4,735	4,464	4,414	4,196
Other income from real estate transactions	134	42	1	33,515	28
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(6)	50	150	150	(57)
Total Lease revenues, net	$98,013	$93,841	$92,642	$122,777	$84,759

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY
Shares of Common Stock	172,023
OP Units	10,323
Common Stock & OP Units	182,346
Price Per Share / Unit at June 30, 2022	$20.51
IMPLIED EQUITY MARKET CAPITALIZATION	$3,739,920
% of Total Capitalization	66.8%
DEBT
Unsecured Revolving Credit Facility - 2026	$320,657
Unsecured Term Loan Facilities	590,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	400,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Notes - 2031	375,000
Mortgage Debt - Various	95,720
TOTAL DEBT	$1,856,377
% of Total Capitalization	33.2%
% of Total Debt Floating Rate Debt	10.8%
% of Total Debt Fixed Rate Debt	89.2%
% of Total Debt Secured Debt	5.2%
% of Total Debt Unsecured Debt	94.8%

Total Capitalization	$5,596,297
Less: Cash and Cash Equivalents	(16,813)
Enterprise Value	$5,579,484

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(unaudited, in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2022	162,383	10,323	172,706
ATM offerings	6,273	—	6,273
Board of directors fees	12	—	12
Grants of restricted stock awards	142	—	142
Retirement of restricted stock awards	(59)	—	(59)
Forfeiture of restricted stock awards	(1)	—	(1)
Balance, March 31, 2022	168,750	10,323	179,073
ATM offerings	3,236	—	3,236
Board of directors fees [1]	13	—	13
Grants of restricted stock awards	32	—	32
Retirement of restricted stock awards	—	—	—
Forfeiture of restricted stock awards	(8)	—	(8)
Balance, June 30, 2022	172,023	10,323	182,346
Percentage ownership of OP at June 30, 2022	94.3%	5.7%	100%

1 Beginning in May 2022, directors receive a portion of their fees in the form of restricted stock awards.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(unaudited, in thousands)

	Outstanding Balance
	June 30,	December 31,
	2022	2021	Interest Rate	Maturity Date
Unsecured revolving credit facility	$320,657	$102,000	Applicable reference rate + 0.85%	Mar. 2026
Unsecured term loans:
2022 Unsecured Term Loan	—	60,000	one-month LIBOR + 1.00%	Feb. 2022
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	400,000	one-month LIBOR + 1.00%	Feb. 2026
Total unsecured term loans	590,000	650,000
Unamortized debt issuance costs, net	(2,902)	(3,329)
Total unsecured term loans, net	587,098	646,671
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(5,822)	(6,199)
Total senior unsecured notes, net	844,178	843,801
Total unsecured debt, net	$1,751,933	$1,592,472

	Origination	Maturity
	Date	Date	Interest	June 30,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2022	2021
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$46,142	$46,760
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,355	19,557
PNC Bank	Oct-16	Nov-26	3.62%	16,886	17,094
T2 Durham I, LLC	Jul - 21	Jul -24	Greater of Prime + 1.25% or 5.00%	7,500	7,500
Aegon	Apr-12	Oct-23	6.38%	5,837	6,249
Total mortgages				95,720	97,160
Debt issuance costs, net				(267)	(314)
Mortgages, net				$95,453	$96,846

Year of Maturity	Revolving Credit Facility	Term Loans	Senior Notes	Mortgages	Total
2022	$—	$—	$—	$1,466	$1,466
2023	—	—	—	7,582	7,582
2024	—	190,000	—	9,760	199,760
2025	—	—	—	20,195	20,195
2026	320,657	400,000	—	16,843	737,500
Thereafter	—	—	850,000	39,874	889,874
Total	$320,657	$590,000	$850,000	$95,720	$1,856,377

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(unaudited, in thousands)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Debt
Unsecured revolving credit facility	$320,657	$266,118	$102,000	$—	$—
Unsecured term loans, net	587,098	586,884	646,671	646,458	910,994
Senior unsecured notes, net	844,178	843,990	843,801	843,665	472,637
Mortgages, net	95,453	96,141	96,846	97,530	105,748
Debt issuance costs	8,991	9,419	9,842	10,215	6,625
Gross Debt	1,856,377	1,802,552	1,699,160	1,597,868	1,496,004
Cash and cash equivalents	(16,813)	(54,103)	(21,669)	(16,182)	(78,987)
Restricted cash	(12,163)	(11,444)	(6,100)	(3,895)	(8,021)
Net Debt	$1,827,401	$1,737,005	$1,671,391	$1,577,791	$1,408,996
Net Debt to Annualized EBITDAre	5.3x	5.5x	5.3x	3.7x	5.3x
Net Debt to Annualized Adjusted EBITDAre	5.3x	5.1x	5.1x	5.1x	4.8x

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and unsecured term loans and senior notes. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2022, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.34	0.35	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.02	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	6.50	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.19	4.19	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.35	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.37
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	5.04
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.73
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.02

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 14

Debt Maturities

(unaudited, dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 15

Portfolio Activity

Acquisitions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company's property acquisition activity during 2022.

QTD Q1 2022
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Restaurant	16	131	19.5	1.1%	$99,587
Retail	9	224	19.4	1.9%	82,975
Industrial	2	264	18.5	2.1%	27,411
Total Properties	27	619	19.3	1.5%	$209,973
Weighted average initial cash cap rate					5.7%
Weighted average initial GAAP cap rate					6.4%

QTD Q2 2022
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Industrial [1]	8	1,395	22.1	2.2%	$149,160
Retail	6	169	9.8	1.1%	20,755
Healthcare	1	41	9.9	3.0%	12,467
Total Properties	15	1,605	19.9	2.1%	$182,382
Weighted average initial cash cap rate					6.4%
Weighted average initial GAAP cap rate					8.0%

FY 2022
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Industrial [1]	10	1,659	21.6	2.2%	$176,571
Retail	15	393	17.3	1.7%	103,730
Restaurant	16	131	19.5	1.1%	99,587
Healthcare	1	41	9.9	3.0%	12,467
Total Properties	42	2,224	19.6	1.8%	392,355
Weighted average initial cash cap rate					6.1%
Weighted average initial GAAP cap rate					7.2%

1 Includes a $17.4 million building expansion agreed to as a forward commitment in connection with a prior acquisition.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 16

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2022.

QTD Q1 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	1	8	$3,891	5,212	$3,824
Total Properties	1	8	$3,891	$5,212	$3,824
Weighted average cash cap rate					5.7%

QTD Q2 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	3	13	$7,792	$11,889	$7,311
Total Properties	3	13	$7,792	$11,889	$7,311
Weighted average cash cap rate					5.1%

FY 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	4	21	$11,683	$17,101	$11,135
Total Properties	4	21	$11,683	$17,101	$11,135
Weighted Average cash cap rate					5.3%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 17

Portfolio at a Glance: Key Metrics

Properties	764
U.S. States	44
Canadian Provinces	4
Total Rentable Sq. Footage	34.4M
Tenants	213
Brands	203
Industries	57
Occupancy (based on SF)	99.8%
Top Ten Tenant Concentration	16.5%
Top Twenty Tenant Concentration	29.4%
Investment Grade (tenant/guarantor)	16.4%
Financial Reporting Coverage[1]	94.0%
Rent Coverage Ratio[2]	3.3x
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	10.6 years
Master Leases (based on ABR)
Total Portfolio	36.1%
Retail Portfolio	42.5%
Restaurant Portfolio	76.4%

1 Includes 9.0% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurant property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 18

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants LP	Quick Service Restaurants	43	$7,166	2.0%	147	0.4%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,395	1.8%	1,537	4.5%
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	20	6,361	1.8%	166	0.5%
J. Alexander's, LLC	Casual Dining	16	6,025	1.7%	131	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	5,991	1.6%	417	1.2%
Hensley & Company	Distribution & Warehouse	3	5,871	1.6%	577	1.7%
Dollar General Corporation	General Merchandise	57	5,636	1.5%	531	1.5%
BluePearl Holdings, LLC	Animal Health Services	13	5,451	1.5%	165	0.5%
Tractor Supply Company	General Merchandise	21	5,279	1.5%	417	1.2%
Outback Steakhouse of Florida LLC	Casual Dining	22	5,278	1.5%	140	0.4%
Total Top 10 Tenants		207	$59,453	16.5%	4,228	12.3%

AHF, LLC	Distribution & Warehouse/ Manufacturing	5	$5,142	1.4%	982	2.8%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.4%	156	0.4%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,957	1.4%	1,302	3.8%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	4,936	1.4%	545	1.6%
Carvana, LLC	Industrial Services	2	4,510	1.3%	230	0.7%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.2%	148	0.4%
Nestle' Dreyer's Ice Cream Company	Cold Storage	1	4,476	1.2%	310	0.9%
Arkansas Surgical Hospital	Surgical	1	4,366	1.2%	129	0.4%
American Signature, Inc.	Home Furnishings	6	4,224	1.2%	474	1.4%
Fresh Express Incorporated	Food Processing	1	4,144	1.2%	335	1.0%
Total Top 20 Tenants		270	$105,742	29.4%	8,839	25.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 19

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants	Quick Service Restaurants	43	$7,166	2.0%	147	0.4%
Ryerson	Distribution & Warehouse	11	6,395	1.8%	1,537	4.5%
Red Lobster	Casual Dining	20	6,361	1.8%	166	0.5%
Axcelis	Flex and R&D	1	5,991	1.6%	417	1.2%
Hensley	Distribution & Warehouse	3	5,871	1.6%	577	1.7%
Dollar General	General Merchandise	57	5,636	1.5%	531	1.5%
BluePearl Veterinary Partners	Animal Health Services	13	5,451	1.5%	165	0.5%
Bob Evans Farms	Casual Dining/Food Processing	21	5,352	1.5%	281	0.9%
Tractor Supply Co.	General Merchandise	21	5,279	1.5%	417	1.2%
AHF Products	Distribution & Warehouse/ Manufacturing	5	5,142	1.4%	982	2.8%
Total Top 10 Brands		195	$58,644	16.2%	5,220	15.2%

Krispy Kreme	Quick Service Restaurants/ Food Processing	27	$5,034	1.4%	156	0.4%
Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,957	1.4%	1,302	3.8%
Siemens	Manufacturing/Flex and R&D	2	4,936	1.4%	545	1.6%
Outback Steakhouse	Casual Dining	20	4,566	1.3%	126	0.4%
Carvana	Industrial Services	2	4,510	1.3%	230	0.7%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.2%	148	0.4%
Nestle'	Cold Storage	1	4,476	1.2%	310	0.9%
Arkansas Surgical Hospital	Surgical	1	4,366	1.2%	129	0.4%
Wendy's	Quick Service Restaurants	29	4,320	1.2%	83	0.2%
Value City Furniture	Home Furnishings	6	4,224	1.2%	474	1.4%
Total Top 20 Brands		301	$104,533	29.0%	8,723	25.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 20

Diversification: Property Type

(unaudited, rent percentages based on ABR)

$360 M
Annualized
Base Rent

Industrial	**48%**
Manufacturing	15%
Distribution & Warehouse	14%
Food Processing	7%
Flex and R&D	5%
Cold Storage	4%
Industrial Services	3%
Healthcare	**19%**
Clinical	7%
Healthcare Services	4%
Animal Health Services	3%
Surgical	3%
Life Science	2%
Restaurant	**14%**
Casual Dining	7%
Quick Service Restaurants	7%
Retail	**12%**
General Merchandise	7%
Automotive	3%
Home Furnishings	2%
Office	**7%**
Corporate Headquarters	3%
Strategic Operations	2%
Call Center	2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 21

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	69	$55,116	15.3%	10,046	29.2%
Distribution & Warehouse	47	51,375	14.3%	9,526	27.7%
Food Processing	17	24,200	6.7%	2,730	7.9%
Flex and R&D	7	17,296	4.8%	1,457	4.3%
Cold Storage	4	12,724	3.5%	933	2.7%
Industrial Services	22	10,765	3.0%	587	1.7%
Industrial Total	166	171,476	47.6%	25,279	73.5%
Healthcare
Clinical	52	26,770	7.4%	1,091	3.2%
Healthcare Services	28	12,528	3.5%	463	1.3%
Animal Health Services	27	10,437	2.9%	405	1.2%
Surgical	12	10,274	2.9%	329	0.9%
Life Science	9	7,722	2.1%	549	1.6%
Untenanted	1	—	—	18	0.1%
Healthcare Total	129	67,731	18.8%	2,855	8.3%
Restaurant
Casual Dining	101	26,738	7.4%	675	2.0%
Quick Service Restaurants	146	24,787	6.9%	499	1.4%
Restaurant Total	247	51,525	14.3%	1,174	3.4%
Retail
General Merchandise	126	23,924	6.6%	1,802	5.2%
Automotive	66	12,196	3.4%	771	2.3%
Home Furnishings	13	7,030	2.0%	797	2.3%
Untenanted	1	—	—	34	0.1%
Retail Total	206	43,150	12.0%	3,404	9.9%
Office
Corporate Headquarters	7	10,429	2.9%	679	2.0%
Strategic Operations	5	9,806	2.7%	615	1.8%
Call Center	4	5,902	1.7%	391	1.1%
Office Total	16	26,137	7.3%	1,685	4.9%
Total	764	$360,019	100.0%	34,397	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 22

Key Statistics by Property Type

Industrial
Number of properties	166
Square feet (000s)	25,279
Weighted average lease term (years)	10.8
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	129
Square feet (000s)	2,855
Weighted average lease term (years)	8.4
Weighted average annual rent escalation	2.2%

Restaurant
Number of properties	247
Square feet (000s)	1,174
Weighted average lease term (years)	15.0
Weighted average annual rent escalation	1.8%

Retail
Number of properties	206
Square feet (000s)	3,404
Weighted average lease term (years)	10.9
Weighted average annual rent escalation	1.6%

Office
Number of properties	16
Square feet (000s)	1,685
Weighted average lease term (years)	6.0
Weighted average annual rent escalation	2.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	102	$53,633	14.9%	2,029	5.9%
Restaurant	250	52,296	14.5%	1,217	3.5%
Packaged Foods & Meats	11	17,698	4.9%	1,914	5.6%
Distributors	27	15,699	4.4%	2,695	7.8%
Food Distributors	8	14,678	4.1%	1,786	5.2%
Specialty Stores	31	13,930	3.9%	1,338	3.9%
Auto Parts & Equipment	39	12,672	3.5%	2,387	6.9%
Home Furnishings Retail	18	12,459	3.5%	1,858	5.4%
Specialized Consumer Services	47	12,218	3.4%	722	2.1%
Metal & Glass Containers	8	9,898	2.7%	2,206	6.4%
Healthcare Services	18	9,213	2.6%	515	1.5%
General Merchandise Stores	90	9,011	2.5%	817	2.4%
Aerospace & Defense	7	8,694	2.4%	952	2.8%
Internet & Direct Marketing Retail	3	6,881	1.9%	447	1.3%
Electronic Components	2	6,806	1.9%	466	1.4%
Other (42 industries)	101	104,233	28.9%	12,996	37.7%
Untenanted properties	2	—	—	52	0.2%
Total	764	$360,019	100.0%	34,397	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Geography

(unaudited, rent percentages based on ABR)

PORTFOLIO
CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 764   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	70	$37,549	10.4%	3,636	10.6%	LA	4	3,401	0.9%	194	0.6%
IL	27	21,566	6.0%	2,002	5.8%	NE	6	3,037	0.8%	509	1.5%
WI	35	20,744	5.8%	2,163	6.3%	MD	4	2,987	0.8%	293	0.9%
MI	49	17,130	4.8%	1,633	4.7%	NM	8	2,815	0.8%	96	0.3%
FL	42	16,122	4.5%	844	2.5%	MS	8	2,774	0.8%	334	1.0%
OH	38	15,786	4.4%	1,416	4.1%	IA	4	2,754	0.8%	622	1.8%
CA	10	15,622	4.3%	1,493	4.3%	SC	13	2,494	0.7%	308	0.9%
IN	30	15,035	4.2%	1,858	5.4%	WV	16	2,486	0.7%	109	0.3%
MN	21	14,600	4.0%	2,285	6.6%	CO	4	2,459	0.7%	126	0.4%
TN	49	13,995	3.9%	866	2.5%	UT	3	2,379	0.7%	280	0.8%
NC	36	13,742	3.8%	1,425	4.1%	CT	2	1,758	0.5%	55	0.2%
AZ	9	13,213	3.7%	909	2.6%	MT	7	1,563	0.4%	43	0.1%
AL	53	11,950	3.3%	873	2.5%	NV	2	1,336	0.4%	81	0.2%
GA	33	11,356	3.1%	1,576	4.6%	DE	4	1,154	0.3%	133	0.4%
NY	26	10,718	3.0%	680	2.0%	ND	2	943	0.3%	28	0.1%
MA	5	10,456	2.9%	1,026	3.0%	VT	2	420	0.1%	24	0.1%
AR	12	8,767	2.4%	544	1.6%	WY	1	307	0.1%	21	0.1%
OK	21	7,597	2.1%	977	2.8%	OR	1	136	0.0%	9	0.1%
KY	24	7,486	2.1%	946	2.7%	SD	1	81	0.0%	9	0.0%
PA	17	7,080	2.0%	1,037	3.0%	Total US	757	$351,970	97.8%	33,967	98.8%
MO	12	6,064	1.7%	1,136	3.3%	BC	2	$4,633	1.3%	253	0.7%
KS	11	5,489	1.5%	648	1.9%	ON	3	2,085	0.6%	101	0.3%
VA	17	5,451	1.5%	204	0.6%	AB	1	981	0.2%	51	0.1%
NJ	3	4,904	1.4%	366	1.1%	MB	1	350	0.1%	25	0.1%
WA	15	4,264	1.2%	150	0.4%	Total Canada	7	$8,049	2.2%	430	1.2%
						Grand Total	764	$360,019	100.0%	34,397	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 25

Lease Expirations

(unaudited, rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.6 YRS
0.4%
1.5%
3.9%
2.4%
5.4%
6.5%
6.4%
6.1%
14.9%
2.4%
8.5%
5.1%
1.7%
3.5%
7.2%
4.9%
1.9%
1.9%
1.6%
5.5%
8.3%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	# Leases	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2022	1	2	$1,566	0.4%	46	0.1%
2023	7	8	5,412	1.5%	538	1.6%
2024	11	11	14,036	3.9%	1,689	4.9%
2025	20	23	8,527	2.4%	698	2.0%
2026	35	32	19,235	5.4%	1,413	4.1%
2027	29	28	23,531	6.5%	2,019	5.9%
2028	33	31	23,061	6.4%	2,291	6.7%
2029	71	39	22,061	6.1%	2,711	7.9%
2030	101	57	53,636	14.9%	5,110	14.8%
2031	33	28	8,547	2.4%	805	2.3%
2032	59	44	30,701	8.5%	3,437	10.0%
2033	49	23	18,360	5.1%	1,575	4.6%
2034	33	22	6,240	1.7%	409	1.2%
2035	17	13	12,494	3.5%	1,927	5.6%
2036	86	21	25,732	7.2%	2,854	8.3%
2037	24	9	17,762	4.9%	1,369	4.0%
2038	33	29	6,842	1.9%	306	0.9%
2039	11	6	6,860	1.9%	803	2.3%
2040	31	5	5,744	1.6%	312	0.9%
2041	40	8	19,850	5.5%	1,731	5.0%
Thereafter	38	9	29,822	8.3%	2,302	6.7%
Untenanted properties	2	—	—	—	52	0.2%
Total	764	448	$360,019	100.0%	34,397	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 26

Portfolio Occupancy

(unaudited, based on square feet)

100.0%
99.8%
99.2%
99.8%
99.7%
99.8%
99.8%
99.8%
99.8%
2018
2019
2020
2021
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 27

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized and unrealized gains and losses on foreign currency transactions, or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the change in fair value of our earnout liability, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 28

Definitions and Explanations (continued)

GAAP Cap Rate: GAAP Cap Rate represents the estimated first year GAAP yield to be generated on a real estate investment property, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized acquisition costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" or "leased" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 29